UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 16, 2011

COMERICA INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10706	38-1998421
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Comerica Bank Tower

1717 Main Street, MC 6404

Dallas, Texas 75201

(Address of Principal Executive Offices) (Zip Code)

(214) 462-6831

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry Into a Material Definitive Agreement.

On January 16, 2011, Comerica Incorporated, a Delaware corporation (“Comerica”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Sterling Bancshares, Inc., a Texas corporation (“Sterling”). The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, a direct, wholly-owned subsidiary of Comerica will merge with and into Sterling, with Sterling continuing as the surviving entity and a wholly-owned subsidiary of Comerica (the “Merger”). The Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, have been approved by the Boards of Directors of Comerica and Sterling. Pursuant to the terms and conditions of the Merger Agreement, upon completion of the Merger, each outstanding share of Sterling common stock will be converted into the right to receive 0.2365 (the “Exchange Ratio”) of a share of Comerica common stock (subject to the payment of cash in lieu of fractional shares). In addition, as of consummation of the Merger, outstanding Sterling stock options and other stock-based awards will vest and be converted into stock options and other stock-based awards with respect to shares of Comerica’s common stock and outstanding warrants to purchase Sterling common stock will be converted into warrants to purchase shares of Comerica’s common stock, in each case with adjustments to reflect the Exchange Ratio.

The Merger Agreement contains customary representations and warranties from both Comerica and Sterling, and each have agreed to customary covenants, including, among others, covenants with respect to the conduct of their respective businesses during the interim period between the execution of the Merger Agreement and the consummation of the Merger. In addition, Sterling has agreed (1) not to engage in certain kinds of transactions or take certain actions during this period (without (i) the prior written consent of Comerica or (ii) previously notifying and consulting with Comerica), (2) to convene and hold a meeting of its shareholders to consider and vote upon the Merger, (3) that, subject to certain exceptions, the Sterling board of directors will recommend adoption of the Merger Agreement by its shareholders, and (4) not to (A) solicit, initiate, encourage or knowingly facilitate any proposals relating to alternative business combination transactions, or (B) subject to certain exceptions, provide any non-public information in connection with any proposal relating to alternative business combination transactions, or engage in any discussions or negotiations regarding any such proposal.

Completion of the Merger is subject to various customary conditions, including, among others, (1) approval of the Merger Agreement and the consummation of the transactions contemplated thereby, including the Merger, by Sterling shareholders, (2) receipt of required regulatory approvals, (3) the absence of any law or order prohibiting the closing of the Merger, (4) effectiveness of the registration statement for the Comerica common stock to be issued in the Merger, and (5) approval of the listing on the New York Stock Exchange of the Comerica common stock to be issued in the Merger. Each party’s obligation to consummate the Merger is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations and (iii) the receipt by such party of an opinion from its counsel to the effect that the Merger will qualify as a reorganization within the meaning of the Internal Revenue Code of 1986, as amended.

The Merger Agreement contains certain termination rights for Comerica and Sterling, as the case may be, applicable upon: (1) final, non-appealable denial of required regulatory approvals or a law or injunction prohibiting the transactions contemplated by the Merger Agreement shall have become final and non-appealable, (2) November 30, 2011, if the Merger has not been completed by that date, (3) a breach by the other party that is not or cannot be cured within 45 days’ notice of such breach if such breach would result in a failure of the conditions to closing set forth in the Merger Agreement, (4) the Board of Directors of Sterling’s failing to recommend the Merger to its shareholders or Sterling failing to comply with its non-solicitation obligations, its obligations with respect to any other proposals relating to alternative business combination transactions or its obligation to use reasonable best efforts to obtain the approval of its shareholders and (5) the failure of Sterling’s shareholders to approve the Merger by the required vote. The Merger Agreement further provides that, upon termination of the Merger Agreement under specified circumstances, Sterling may be required to reimburse Comerica’s expenses, up to a maximum of $3 million, or to pay Comerica a termination fee of $40 million.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The Merger Agreement has been included to provide security holders with information regarding its terms. It is not intended to provide factual information about the parties or any of their respective subsidiaries or affiliates. The representations, warranties and covenants of each party as set forth in the Merger Agreement were made only for purposes of that agreement and as of specific dates, are solely for the benefit of the parties to the Merger Agreement, may be subject to limitations, qualifications and exceptions agreed upon or to be agreed upon by the parties (including being qualified by confidential disclosures), and may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the parties that differ from those applicable to investors. Investors should not rely on the representations, warranties, or covenants or any description thereof as characterizations of the actual state of facts or condition of the parties or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by Comerica or Sterling.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 16, 2011, by and among Comerica Incorporated, Sterling Bancshares, Inc., and, from and after its accession to the Agreement, Sub (as defined therein) (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

Forward-Looking Statements

Any statements in this Form 8-K that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as “anticipates,” “believes,” “feels,” “expects,” “estimates,” “seeks,” “strives,” “plans,” “intends,” “outlook,” “forecast,” “position,” “target,” “mission,” “assume,” “achievable,” “potential,” “strategy,” “goal,” “aspiration,” “outcome,” “continue,” “remain,” “maintain,” “trend,” “objective” and variations of such words and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “can,” “may” or similar expressions, as they relate to Comerica, Sterling, the proposed transaction or the combined company following the transaction often identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of management based on information known to management as of the date of this filing and do not purport to speak as of any other date. Forward-looking statements may include descriptions of the expected benefits and costs of the transaction; forecasts of revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries; management plans relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction; the ability to obtain any required regulatory, shareholder or other approvals; any statements of the plans and objectives of management for future or past operations, products or services, including the execution of integration plans; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Such statements reflect the view of management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, actual results could differ materially from those anticipated by the forward-looking statements or historical results. Factors that could cause or contribute to such differences include, but are not limited to, the possibility: that expected benefits may not materialize in the timeframe expected or at all, or may be more costly to achieve; that the transaction may not be timely completed, if at all; that prior to the completion of the transaction or thereafter, Comerica’s and Sterling’s respective businesses may not perform as expected due to transaction-related uncertainty or other factors; that the parties are unable to successfully implement integration strategies; that required regulatory, shareholder or other approvals are not obtained or other closing conditions are not satisfied in a timely manner or at all; reputational risks and the reaction of the companies’ customers to the transaction; diversion of management time on merger-related issues; and those factors referenced in Comerica’s and Sterling’s filings with the SEC. Forward-looking statements speak only as of the date they are made. Comerica and Sterling do not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this Form 8-K or in any documents, Comerica and Sterling claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Additional information for shareholders

In connection with the proposed merger transaction, Comerica will file with the SEC a Registration Statement on Form S-4 that will include a Proxy Statement of Sterling, and a Prospectus of Comerica, as well as other relevant documents concerning the proposed transaction. SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about Comerica and Sterling, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Comerica at www.comerica.com under the tab “Investor Relations” and then under the heading “SEC Filings” or from Sterling by accessing Sterling’s website at www.banksterling.com under the tab “Investor Relations” and then under the heading “SEC Filings.”

Comerica and Sterling and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Sterling in connection with the proposed merger. Information about the directors and executive officers of Comerica is set forth in the proxy statement for Comerica’s 2010 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 19, 2010. Information about the directors and executive officers of Sterling is set forth in the proxy statement for Sterling’s 2010 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 5, 2010 and on Forms 8-K filed with the SEC on June 25, 2010 and July 12, 2010. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 21, 2011	COMERICA INCORPORATED

	By:	/s/ Jon W. Bilstrom
	Name:	Jon W. Bilstrom
	Title:	Executive Vice President - Governance, Regulatory Relations and Legal Affairs, and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 16, 2011, by and among Comerica Incorporated, Sterling Bancshares, Inc., and, from and after its accession to the Agreement, Sub (as defined therein) (the schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K).

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